EXHIBIT NO. 23





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8
(File No. 33-25358).



ARTHUR ANDERSEN LLP



New York, New York
May 12, 1997